SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Earliest Reported Event) July 16, 2003

Commission File No. 0-20424

HI-TECH PHARMACAL CO., INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or jurisdiction)	11-2638720 (IRS Employer Identification No.)

369 Bayview Avenue Amityville, NY (Address of principal executive offices)	11701 (Zip Code)

Registrant’s telephone number, including area code: (631) 789-8228

(Former names or former address, if changed since last report)

ITEM 9.	REGULATION FD DISCLOSURE

The information in this report is being furnished under Item 9 “Regulation FD Disclosure” and, in accordance with the procedural guidance in the SEC’s Release No. 33-8216, Item 12 “Disclosure of Results of Operations and Financial Condition.”

On July 16, 2003, Hi-Tech Pharmacal Co., Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2003. The text of that press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003	HI-TECH PHARMACAL CO., INC.

/s/ DAVID S. SELTZER
	Name:	David S. Seltzer
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

NUMBER	DESCRIPTION
99.1	Press Release issued by Hi-Tech Pharmacal Co., Inc. on July 16, 2003.